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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

MONSANTO COMPANY:

    We consent to the incorporation by reference in Monsanto Company's Registration Statements on Form S-8 (Nos. 2-36636, 2-76696, 2-90152, 33-13197,
33-21030, 33-39704, 33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365
and 33-53367) and on Form S-3 (No. 33-60189) of our opinions dated February 23, 1996, appearing in and incorporated by reference in this annual report on Form 10-K of Monsanto Company for the year ended December 31, 1995.

                                                       DELOITTE & TOUCHE LLP
                                                       DELOITTE & TOUCHE LLP

Saint Louis, Missouri
March 15, 1996

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